Exhibit 17

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS — , 2023 The undersigned stockholder of Kayne Anderson Energy Infrastructure Fund, Inc . (“KYN”), a Maryland corporation, hereby appoints Terry A . Hart and A . Colby Parker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KYN (the “Special Meeting”) to be held on , 2023 at 08 : 00 a . m . Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting . The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting . If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposal . Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof . Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll - free (877) 871 - 1741 . Representatives are available to assist you Monday through Friday 9 a . m . to 10 p . m . Eastern Time . Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus, Statement of Additional Information and KYN’s most recent Annual Report are available on the internet at www.kaynefunds.com. 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By IVR when you call (888) 227 - 9349 (toll - free) to reach an automated touchtone voting line 4. By PHONE with a live operator when you call (877) 871 - 1741 (toll - free) Monday through Friday 9 a.m. to 10 p.m. Eastern time 123456789012 CONTROL NUMBER PROXY CARD SIGN , DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO HOW MANY SHARES YOU OWN . CAST YOUR PROXY VOTE TODAY! MATTER PLEASE DRAFT

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: Ǹ PROPOSAL: FOR AGAINST ABSTAIN 1. THE APPROVAL OF THE ISSUANCE OF ADDITIONAL KYN COMMON STOCK IN CONNECTION WITH THE MERGER. ӑ ӑ ӑ If a quorum is not present in person or by proxy at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Special Meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. THANK YOU FOR CASTING YOUR VOTE AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED Please sign exactly as your name appears . If the shares are held jointly, each holder should sign . When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s) . SIGNATURE DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

Kayne Anderson
NextGen Energy & Infrastructure, Inc.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

DRAFT

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (877) 871-1741 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789012**

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF STOCKHOLDERS — _____________, 2023

The undersigned stockholder of Kayne Anderson NextGen Energy & Infrastructure, Inc. ("KMF"), a Maryland corporation, hereby appoints Terry A. Hart and A. Colby Parker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KMF (the "Special Meeting") to be held on _________, 2023 at 08:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 871-1741. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement/Prospectus, Statement of Additional Information and KMF's most recent Annual Report are available on the internet at www.kaynefunds.com.

Kayne Anderson NextGen Energy & Infrastructure, Inc. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: Ǹ PROPOSAL: FOR AGAINST ABSTAIN 1. THE APPROVAL OF THE MERGER. ӑ ӑ ӑ If a quorum is not present in person or by proxy at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Special Meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. THANK YOU FOR CASTING YOUR VOTE AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED Please sign exactly as your name appears . If the shares are held jointly, each holder should sign . When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s) . SIGNATURE DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD